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                                                                   EXHIBIT 10.20


                            FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE made as of this 31st day of December, 1998 by and between PETER GODFREY, of Beachside Avenue, Westport, Connecticut 06880, and MICRO WAREHOUSE, INC., a Delaware corporation with a principal place of business at 535 Connecticut Avenue, Norwalk, Connecticut 06854.

                                   WITNESSETH:

     WHEREAS, the parties hereto entered into a Lease Agreement dated October 1, 1989, as amended, covering premises located at 47 Water Street, South Norwalk, Connecticut (as amended, the "Lease"); and

     WHEREAS, the Lease expires on December 31, 1998; and WHEREAS, the parties wish to extend the term of the Lease.

     NOW, THEREFORE, for One Dollar ($1.00) and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Paragraph 3 of said Lease Agreement is hereby amended to read as follows:

               "3. Term. The term of this Lease shall begin on October 1, 1989 (the "Commencement Date") and end on December 31, 1999 (the "Termination Date")."

     2. Paragraph 4(a) of said Lease Agreement is hereby amended by inserting at the end thereof the following:

               "Beginning on January 1, 1999, the Rent shall be increased by ten percent (10%) to One Hundred Fifty Nine Thousand One Hundred Fifty Two and


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               40/100 ($159,152.40) payable in equal monthly installments of
               $13,262.70 in advance on the first day of each calendar month."

     3. Except as specifically set forth herein, in all other terms, conditions and provisions set forth in the Lease shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this agreement effective the day and year first above written.

                                            By: /s/ Peter Godfrey
                                               -------------------------------
                                               Peter Godfrey

MICRO WAREHOUSE, INC.

By: /s/  Bruce L. Lev
   ----------------------------------
   Bruce L. Lev, Its
   Executive Vice President, Legal and Corporate
   Affairs and General Counsel
        Hereunto Duly Authorized



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